Supplement to the
Fidelity® Select Portfolios®
April 29, 2002
Prospectus

Effective August 1, 2002, the following information replaces similar information found in the "Fund Management" section beginning on page P-79.

Matthew Fruhan is manager of Cyclical Industries and Defense and Aerospace, which he has managed since August 2002 and January 2001, respectively. He also manages other Fidelity funds. Since joining Fidelity in 1995, Mr. Fruhan has worked as a research analyst and manager.

Heather Lawrence is manager of Air Transportation and Transportation, which she has managed since August 2002 and December 2001, respectively. Ms. Lawrence joined Fidelity as an analyst in 2001, after receiving an MBA from Columbia Business School. Previously, Ms. Lawrence was an equity research associate with Morgan Stanley Dean Witter Discover & Co. in New York, from 1997 to 1999.

SEL-02-07 July 31, 2002
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